MONMOUTH REAL ESTATE INVESTMENT CORPORATION
               A Real Estate Investment Trust
                      125 Wyckoff Road
                 Eatontown, New Jersey 07724


          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


      Notice is hereby given that a Special Meeting of Shareholders of Monmouth Real Estate Investment Corporation (the Company) will be held on Thursday, July 22, 1999 at 4:00 p.m. at the office of the Company on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, for the following purposes:

     1. To approve an amendment to the Certificate of Incorporation authorizing the Company to increase the number of authorized Class A common stock, $.01 par value, from 8,000,000 shares to 16,000,000 shares.

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on June 14, 1999 as the record date for the special meeting. Only shareholders of record on the record date will be entitled to notice of, and to vote at, the special meeting and at any adjournments thereof.

     IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN
AND  DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE
BOARD  OF  DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.


                         BY ORDER OF THE BOARD OF DIRECTORS


                                /s/Eugene W. Landy
                                  EUGENE W. LANDY
                               President and Director


June 22, 1999


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      MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                    125 Wyckoff Road
              Eatontown, New Jersey 07724

                    PROXY STATEMENT

           Special Meeting of Shareholders
                     July 22, 1999

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Real Estate Investment Corporation (the Company) of proxies to be voted at the Special Meeting of Shareholders of the Company to be held on July 22, 1999. This Proxy Statement and the accompanying proxy card are being distributed on or about June 22, 1999 to shareholders of record June 14, 1999.

      A copy of the Annual Report, including financial statements, was mailed on or about February 26, 1999 to all shareholders of record on March 12, 1999.

      The principal purpose of the Special Meeting is to consider and vote upon a proposal to approve an amendment to the Company's Certificate of Incorporation authorizing the Company to increase the number of authorized Class A common stock from 8,000,000 shares to 16,000,000 shares.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Special Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposal.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of the mail, but certain Officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                        VOTING RIGHTS

      Only holders of the Company's $.01 par value Class A common stock (Common Stock) of record as of the close of business on June 14, 1999, are entitled to vote at the Special Meeting of Shareholders. As of the record date, there were issued and outstanding 6,981,900 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall


                              1

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constitute  a quorum.  The proposal set forth in the  Notice of Special Meeting requires the affirmative vote of a majority of the outstanding shares. If you abstain, your proxy will be counted as present for the purpose of determining the existence of a quorum, but will have the effect of a vote against the proposal.

              As  of the record date, the Board of Directors
and   Executive  Officers  as  a  group  beneficially  owned
1,011,718 shares of the Company, or 14.49% of the total outstanding shares.

                         PROPOSAL 1

         INCREASE IN AUTHORIZED CLASS A COMMON STOCK

      The Board of Directors has declared advisable and has directed that there be submitted to the shareholders of the Company a proposed amendment to Article IV, Section (a) of the Company's Certificate of Incorporation which would effect an increase in the number of authorized Class A common stock from 8,000,000 shares to 16,000,000 shares.

      The approval of the proposal to amend the Certificate of Incorporation will result in a substantially greater number of authorized shares than the Company has under the current Certificate of Incorporation. The additional shares may be offered in capital raising transactions, property acquisition transactions and investment in other entities. The authorization of additional common shares gives management the ability to counter takeover proposals by issuing additional shares. There are no specific capital transactions, property acquisitions, takeover proposals or other events pending (other than shares needed for the Dividend Reinvestment and Stock Purchase Plan). Management believes that prudent corporate governance includes the Company having a substantial number of authorized but unissued shares available. If approved, the increased number of authorized Class A common shares will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of shareholders will be required.

     Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting is required to authorize the proposed increase in the authorized number of Class A common shares. If the amendment to the Certificate of Incorporation is authorized, the text of Article IV, Capitalization, Section
(a), pertaining to the Company's authority to issue common stock, will be as follows:

  (a) Sixteen Million (16,000,000) shares of Class A Common Stock, with a par value of $0.01 for each share of such stock. In the event of a liquidation of the Corporation, Class A Common Stock shall be entitled to all assets allocated to holders of Common Stock. Class A Common Stock shall be subject to redemption by the Corporation in accordance with Article X of this Certificate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                              2


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                           GENERAL

      The Board of Directors knows of no other matter to be presented for action at the Special Meeting other than the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized Class A common stock. If any other matters should properly come before the Special Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended September 30, 1998 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Real Estate Investment Corporation, Attention:
Shareholder  Relations,  125  Wyckoff  Road,  Eatontown,  NJ
07724.


                          BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Eugene W. Landy
                                   EUGENE W. LANDY
                                President and Director

Dated: June 22, 1999.


IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.


                                   3

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PROXY                                                 PROXY

         MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                A Real Estate Investment Trust

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
 This Proxy is Solicited on Behalf of the Board of Directors

    PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY

The undersigned hereby appoints EUGENE W. LANDY, SAMUEL A. LANDY and ERNEST V. BENCIVENGA, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Special Meeting of Shareholders to be held at the Company Office on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, on Thursday, July 22, 1999, at 4:00 o'clock p.m., and at any adjournments thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The Board of Directors recommends a vote FOR Item (1) and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1) Approval of Amendment to the Certificate ofIncorporation authorizing the Company to increase the number of authorized Class A common stock from 8,000,000 shares to 16,000,000 shares.

        FOR                   AGAINST              ABSTAIN

       /  /                    /  /                 /  /


(2) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

 Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:_____________________________________, 1999.

Signature_________________________________________________
Signature_________________________________________________

Important: Please date this Proxy; sign exactly as your name (s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.